UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005

ROGERS INTERNATIONAL RAW MATERIALS FUND, L.P.

(Exact name of registrant as specified in its charter)

Illinois	333-41780	36-4368292
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o Beeland Management Company, L.L.C.

141 West Jackson Blvd., Suite 1340A

Chicago, Illinois 60604

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 264-4375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 13, 2005, Refco Inc., the ultimate parent of Refco LLC and Refco Capital Markets, Ltd. the futures commission merchant and over-the-counter contracts dealer, respectively, for Rogers International Raw Materials Fund, L.P. (the “Fund”), announced that the liquidity within Refco Capital Markets, Ltd. was no longer sufficient to continue operations and that it had imposed a 15 day moratorium on all of its activities to protect the value of that enterprise. Subsequently, Refco, Inc. and certain of its subsidiaries, including Refco Capital Markets, Ltd., filed for bankruptcy protection. Attached as Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, is a Letter to Limited Partners dated October 20, 2005 discussing these events that was distributed by the Fund on October 20, 2005.

Item 9.01 Exhibits

(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Letter to Limited Partners dated October 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2005

ROGERS INTERNATIONAL RAW MATERIALS FUND, L.P.

By:	Beeland Management Company, L.L.C., General Partner

By:	/s/ Walter T. Price III
Walter T. Price III
Managing Member

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Letter to Limited Partners dated October 20, 2005